Rule 497(e)
Registration Nos. 333-125751 and 811-21774

FIRST TRUST EXCHANGE-TRADED FUND

(the “Trust”)

FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF

(each a “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

DATED JANUARY 12, 2021

DATED FEBRUARY 19, 2021

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On February 26, 2021, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of March 1, 2021. The new Target Outcome Period will end on May 31, 2021. While the actual cap will not be determined until the first day of the new Target Outcome Period, set forth below is the anticipated cap range for the Fund for the Target Outcome Period beginning on March 1, 2021.

FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF	7.10% - 7.80%
(before fees, expenses and taxes)

6.88% - 7.58%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE